Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: Doug Guarino, Director of Corporate Relations (781) 647-3900

Alere Inc. Announces Commencement of Consent Solicitation Related to its 7.250% Senior Notes due 2018, 8.625% Senior Subordinated Notes due 2018 and 6.500% Senior Subordinated Notes due 2020.

WALTHAM, Mass., May 21, 2014 – Alere Inc. (NYSE: ALR) (the “Company”) announced today that it has commenced a consent solicitation relating to its 7.250% Senior Notes due 2018 (the “7.250% Notes”), its 8.625% Senior Subordinated Notes due 2018 (the “8.625% Notes”) and its 6.500% Senior Subordinated Notes due 2020 (the “6.500% Notes,” and, together with the 7.250% Notes and the 8.625% Notes, the “Notes”). The Company is soliciting the consents of the requisite holders of the Notes as of the record date set forth in the solicitation documents (the “Solicitation Documents”) to certain waivers (the “Proposed Waivers”) and amendments (the “Proposed Amendments” and, together with the Proposed Waivers, the “Proposed Waivers and Amendments”) of provisions of the indentures governing the Notes (the “Indentures”).

The primary purpose of the Proposed Waivers and Amendments is to (i) waive the provisions of each of the Indentures as necessary in order to allow the Company and its subsidiaries to enter into, consummate the transactions contemplated by, and perform their obligations with respect to the BBI Transaction (as defined below), and (ii) modify certain provisions of each of the Indentures as set forth in the Proposed Amendments, in each case subject to the satisfaction of certain requirements. The permissions created by the Proposed Waivers and Amendments would be in addition to all other existing permissions and exceptions under the restrictive covenants in the respective Indentures (as modified by the Proposed Waivers and Amendments), which permissions and exceptions will (except as modified by the Proposed Waivers and Amendments) remain in place, will not be reduced by the Proposed Amendments, will continue to be calculated in the same manner and may, where applicable, increase in accordance with their terms.

The “BBI Transaction” is broadly defined in the Solicitation Documents as the previously announced proposed initial public offering by the Company’s subsidiary BBI Diagnostics Group plc (“BBI”) of its ordinary shares in the United Kingdom and the sale of such shares in certain other jurisdictions, together with the related transactions anticipated to be conducted by the Company and its subsidiaries in connection therewith as previously announced by the Company.

The implementation of the Proposed Waivers and Amendments is subject to the valid delivery of consents by holders (as of the relevant record date) of Notes constituting a majority of the outstanding principal amount of the 7.250% Notes, a majority of the outstanding principal amount of the 8.625% Notes and a majority of the outstanding principal amount of the 6.500% Notes, respectively, (collectively, the “Requisite Consents”), the acceptance of the consents by the Company, as well as the other conditions set forth the Solicitation Documents, including the execution of supplemental indentures effecting the Proposed Waivers and Amendments with respect to the Indentures. If these conditions are satisfied or waived, and the Proposed Waivers and Amendments are implemented , the Proposed Waivers and Amendments will become operative only upon the Company’s making consent payments to holders (as of the record date) of Notes who validly deliver and do not revoke their consents on or before the applicable expiration date. However, the fact that the Requisite Consents are received (and not revoked) on or before the expiration date will not obligate the Company to accept any consents, and acceptance of the consents will not obligate the Company to implement the Proposed Waivers and Amendments, to make the Proposed Waivers and Amendments operative by paying the consent fee (which payment shall be in the Company’s sole discretion) or to consummate the BBI Transaction.

The solicitation of consents is scheduled to end at 5:00 p.m., New York City time, on June 4, 2014, unless extended or earlier terminated.

Jefferies LLC is acting as the solicitation agent and IPREO LLC is acting as the information and tabulation agent in connection with the consent solicitation. Additional information concerning the terms of the consent solicitation and copies of the Solicitation Documents may be obtained from IPREO by holders (as of the record date) of the Notes. IPREO may be contacted at (888) 593-9546 (toll free) or (212) 849-3880.

This press release shall not constitute a solicitation of consents with respect to the Notes. The consent solicitation may only be made in accordance with and subject to the terms and conditions specified in the Solicitation Documents, which more fully set forth the terms and conditions of the consent solicitations.

Cautionary Note Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected timing of the completion of the consent solicitations and the Company’s intention to consummate the BBI Transaction. These statements reflect the Company’s current views with respect to future events and are based on management’s current assumptions and information currently available. Actual results, activities and events may differ materially due to numerous factors including, without limitation, risks associated with general economic and market conditions, conditions in the United Kingdom and global equity and debt markets, adverse changes in the business of BBI and its proposed subsidiaries, adverse reaction to the proposed BBI Transaction from customers, suppliers or others, the extent and duration of regulatory review, the risk that the Company will not receive the necessary consents to the proposed transactions as contemplated under the consent solicitation referenced herein, from the Company’s other lenders and from other required third parties, changes in the Company’s assessment of the tax consequences of the proposed transaction, unanticipated legal or other obstacles to the proposed transaction, and closing conditions. The Company undertakes no obligation to update any forward-looking statements contained herein.

IMPORTANT NOTICES REGARDING THE BBI TRANSACTION

This press release does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any of the securities described or otherwise referred to in this press release (including, without limitation, the ordinary shares of BBI (the “BBI Securities”) referred to herein) or any of the documents referenced herein. There shall not be any sale of the securities described or otherwise referred to herein (including, without limitation, the BBI Securities) in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration, exemption from registration or qualification under the securities laws of any such jurisdiction. The offer and sale of the securities described or otherwise referred to herein (including, without limitation, the BBI Securities) in the United States may only be made pursuant to registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and registration or qualification under the securities laws of other applicable jurisdictions or exemptions from such laws. The Company has no intention to register the offer and sale of any such securities under the Securities Act or other securities laws or to conduct a public offering of such securities in the United States.

This press release does not constitute an offer of securities to the public in the United Kingdom. Consequently, this press release is directed only at (i) persons who are outside the United Kingdom or (ii) persons who have professional experience in matters relating to investments falling within Article 19(1) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”), (iii) high net worth entities falling within Article 49(2) of the Order and (iv) other persons to whom it may lawfully be communicated (all such persons being referred to as “relevant persons”). Any investment activity to which this communication relates will only be available to, and will only be engaged in with, relevant persons. Any person who is not a relevant person should not act or rely on this press release or any of its contents.

Copies of this announcement are not being made and may not be distributed or sent into Canada, Australia or Japan.